Exhibit 99.1 January 16, 2020 Randall C. Stuewe, Chairman and CEO Brad Phillips, EVP Chief Financial Officer Jim Stark, VP Investor Relations

2 Safe Harbor Statement This presentation contains “forward-looking” statements that are subject to risks and uncertainties that could cause the actual results of Darling Ingredients Inc. (the “Company”) to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could” and similar expressions are intended to identify forward- looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company’s control. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas(“GHG”) emissions that adversely affect programs like the U.S. government’s renewable fuel standard, low carbon fuel standards (“LCFS”) and tax credits for biofuels both in the Unites States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), Highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere, such as the recent African Swine Fever (“ASF”) outbreak in China; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE or ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions and issues relating to the announced expansion project; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections imposed by foreign countries; difficulties or a significant disruption in our information systems or failure to implement new systems and software successfully, including our ongoing enterprise resource planning project; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the likely exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward-looking statements included in this presentation or negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

3 Who is Darling Ingredients For over 135 years we have led our industry…. 1882 Founded by Ira Darling in Chicago, as a solution to beef Today, we are the world’s largest processor of slaughtered stockyards growth animal by-products, transforming them into value-added ingredients and solutions to feed and fuel the world

We operate a diverse global platform 4 HQ Irving, Texas 135+ years in business DAR (NYSE) $3.4 billion 200+ locations worldwide Publicly traded 2018 sales since 1994 15 countries revenue 5 continents Industries served: ~10,000 employees Pharma, food, animal feed, pet food, bioenergy, fuel, fertilizer, aquaculture

5 Producing a wide array of products…… that touches the lives of families around the world… Animal feed ingredients every day! Providing solutions to feed and fuel a growing world

6 Closing the loops with sustainable solutions Darling is active Livestock in each market... Food, Pharma Suppliers & Health Markets Meat Feed, Pet Foods Processors & Aquaculture Food Biofuels & production Green Energy Food service Specialty industry ...adding value Markets and safeguarding the food chain.

7 Growing rapidly for the last 17 years….. Over 200 locations on 5 continents 2003 2006 2007 2010 2013 2014 2015 2016-18 2018 • New CEO Acquired Listed on Griffin Industries • Diamond Acquired Name change: 13 new DGD Randall National NYSE: acquisition fills Green Diesel Vion Darling processing Phase 2 Stuewe By-Products DAR USA footprint a game changer Ingredients: Ingredients plants expansion • Russell (USA growth) • Rothsay acquired: sets global stage constructed to 275 mm 2000 Index Canadian presence or acquired gallons Feed + Fertilizer + Biofuel + Food & Pharma

Supported by our basic belief…… 8 As populations grow, countries’ wealth increase, people eat better and that generally includes center of the plate protein From fish ……. to chicken ……… to pork & beef

9 And we see this trend continuing…… Despite Meatless Mondays and plant-based protein alternatives, in 2018, Americans hit an all-time high in meat consumption, ~270.7 pounds/person/year. Though per capita consumption will rise slower (up 3% thru 2030), the world’s total meat consumption will increase 15% due to growing population1. Meat production is growing approximately 2% each year 1 Organization for Economic Cooperation and Development (OECD), and UN Food and Agriculture Organization (FAO) (Photo: Business Wire)

…and Darling will play a significant role in 10 feeding and fueling the world Meat production expected to increase from 218 million MT in 1997-1999, to 376 million MT by 2030 Russia China 1.3 m MT 6.6 m MT Europe 3.3 m MT 8.1 m MT 4.9 m MT 48.5 m MT North America 25.6 m MT 12.6 m MT 15.7 m MT 13.8 m MT 15.7 m MT 24.5 m MT India 4.3 m MT 269.5 million MTs of Consumer Meat 0.0 m MT 179.6 million MT BY-PRODUCTS 5.1 m MT Meat Produced (edible vs by-product) USDA Meat Production Data 2019 Other (in million MTs) 5.7 m MT South America Asia/Australia 1.5 m MT 5.6 m MT 6.7 m MT 15.1 m MT 5.6 m MT 8.3 m MT 17.5 m MT 13.2 m MT Regions with Darling facilities *all figures are in millions Metric Tons 1 MT = 1.1 US ton Source: USDA Meat Production SOURCE: USDA

So how do you think about our business? 11 Darling is in the protein and fat recovery business

12 Stating it simply…….. Proteins Fats are sold as sustainable ingredients Collagen Proteins Bioenergy Segmented for reporting into FOOD FEED FUEL

13 Driving our strategy of….. Providing natural and sustainable solutions for feeding and fueling a growing population Accomplished through Building Acquiring Developing New Grapeland, TX poultry plant TripleT acquisition, Springdale, AR animal-based ingredient businesses across the globe

14 And reported as segments…. $1 billion FOOD company $2 billion FEED company $635 million FUEL company FOOD FEED FUEL* Tons: 1.11 million MT Tons: 8.60 million MT Tons: 1.82 million MT EBITDA: $131.3 5-year avg. EBITDA: $308.1 5-year avg. EBITDA: $148.4 5-year avg. Sector Developments: Sector Developments: Sector Developments: 2018– 5 feed plants built/ • 2018/2019– Expansion of • • 2018– new green energy plant expanded: USA(4) & Germany collagen/peptide product line Phase 1 (Belgium); – New organic fertilizer plant nd • 2019– 4 food facilities under – 2 DGD renewable diesel constructed (USA) construction or expansion: expansion (USA) – 3 feed plants acquired: Brazil (2), France, Belgium • 2019– green energy plant USA(2) & Poland Phase 2 (Belgium); • 2019– 2 new poultry plants (USA) – DGD II construction underway Note: 2018 revenues and processed amounts of raw material for all segments Fuel segment includes DGD Entity EBITDA averages in $ millions *includes Diamond Green Diesel revenues, tons and EBITDA

Creating strong financial performance & predictable margins from our core segments $600.0 1.35 1.32 $454.0 1.30 $500.0 10,805.0 $512.6 $445.0 $420.8 10,546.2 1.25 10,239.3 $429.4 $400.0 1.20 9,693.7 $300.0 1.18 1.15 8,973.5 1.13 1.10 $200.0 1.108 1.106 1.05 Adjusted EBITDA EBITDA $millionsAdjusted $100.0 1.00 EUR/USD Average Exchange Rates Exchange Average EUR/USD $- 0.95 2014 2015 2016 2017 2018 Raw Material AdjustedEBITDA EURUSDEUR/USD (Metric Tons, thousands) EBITDA DAR Avg. Exchange Rate • Diverse portfolio • Spread managed • One stop shop to slaughter industry • CAPEX focused on feedstock for future 2017 BTC moved to 2017 Actuals vs 2018 Source: The Jacobsen Index 2018 additional EBITDA shown for 2018 retroactive BTC passed Dec. 2019

However, we see a world in transition 16 8.5 billion humans to feed by 2030 with dwindling resources to provide for them Clean water Safe Clean Food & Clean Energy air Feed We believe Darling has an obligation to develop solutions.

No matter your view of HOW or WHY, 17 Climate Change is clearly happening There is no single answer – we all must do our part. Darling is well positioned to provide sustainable solutions for our growing world.

In 2013, Darling Ingredients and Valero Energy 18 joined forces to create Diamond Green Diesel Leading green feedstock supplier Leading green fuel producer • Darling (NYSE: DAR) collects and transforms all • Valero (NYSE: VLO) an international manufacturer and aspects of animal by-product streams into useable marketer of transportation fuels & petrochemical products and specialty ingredients • 15 refineries with a combined throughput capacity of • Processes ~10% of world’s meat by-products into ~3.1 million barrels per day a diverse portfolio of fats and proteins • 14 ethanol plants with a combined production capacity of • Global presence 1.73 billion gallons per year February 2011 June 2013 August 2018 November 2018 Approved Expansion Approved a 160 MM First completed capacity renewable for a total of expansion to gallons 275 MM total 675 MM per year diesel production gallons per gallons per year project year capacity in late 2021

19 Creating a solution to help with clean air and clean energy Diamond Green Diesel was originally conceived to fill the RENEWABLE DIESEL (RD) mandated volumes driven by the Renewable Fuel Standard • RD is a drop-in fuel • RD has same chemical properties as petro-diesel, with biofuel advantages • RD has no cold-flow or algae growth issues • RD has higher cetane index, burning more completely, and even cleaner than biodiesel • RD is pipeline ready DGD IS THE ONLY VERTICALLY INTEGRATED PRODUCER OF RENEWABLE DIESEL IN THE WORLD

Low carbon biofuels help lower GHG emissions 20 from tail pipes = Cleaner air California has led the charge on reducing GHG emissions (2007: LCFS) – Low carbon fuels are mandated to replace increasing percentages of petroleum-based diesel fuel Low carbon fuels from animal fats and used cooking oils are a GHG-REDUCTION SOLUTION • Up to 85% reduction in GHG emissions • Clean burning, no power efficiency loss • Meets Low Carbon Fuel Standards DARLING INGREDIENTS HAS BEEN PRODUCING BIOFUELS SINCE 1990s, BEFORE THERE WERE TAX INCENTIVES OR MANDATES

And yet we are in the early stages of demand for RD 21 California Average Carbon Reduction Mandate – State of CA Carbon Price $/MT, UCO Spot price January 2, 2020 25.00% $196.37 $197.50 20.00% 20.00% 18.75% 17.50% $168.29 16.25% 15.00% 15.00% $100.33 13.75% 12.50% 11.25% $100.33 10.00% 10.00% 8.75% 7.50% $52.11 6.25% 5.00% 5.00% 3.50% 2.00% 1.00% 0.00% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Source: California Air Resources Board (CARB); The Jacobsen

22 Renewable Diesel is the solution the world recognizes Renewable Diesel is produced from animal fats/used cooking oils and reduces GHG emissions by up to 85% 20 WORLD BIOMASS BASED DIESEL USAGE (Biodiesel & Renewable Diesel) (billions of annual gallons) 15 2.252 3.097 3.832 10 1.862 z 11.741 11.343 11.448 5 9.688 0 2018 2020 2025 2030 Biodiesel Renewable Diesel Source: LMC International DARLING INGREDIENTS HAS BEEN PRODUCING BIOFUELS SINCE THE 1990s BEFORE THERE WERE TAX INCENTIVES OR MANDATES

The world will also produce renewable diesel… 23 but this is positive for Darling’s core business 1 3 180,000 MT 620,000 MT capacity capacity 1 1,000,000 MT capacity 1 500,000 MT capacity 1 4 20,000 MT 1,455,000 MT 2 capacity capacity 240,000 MT capacity 1 1,000,000 MT capacity 1 1 230,000 MT 400,000 MT capacity capacity 1 1,160,000 MT capacity *NOTE: Number inside fuel pump icon is number of renewable diesel facilities in that country Source: Greenea.com

Darling is the leading processor of 24 low CI feedstocks in the world… 93% Production Volumes (MTs) 1,600,000 1,505,997 1,342,071 1,385,902 1,400,000 1,284,854 344,569 1,200,000 313,956 316,882 315,717 1,000,000 800,000 z (UCO) Oil Cooking Used Metric Tons Metric 600,000 1,161,428 967,972 1,026,354 1,071,946 % of Darling’s fats going to biofuel 400,000 200,000 0 2015 2016 2017 2018 Animal Fats UCO Animal Fats Animal 49%

25 Providing DAR a unique opportunity to grow… • Diamond II construction underway • 675 million total annual gallons renewable diesel Start up late 2021 • Parallel 400 million gallon plant • Diamond II estimated construction costs of $1.1 billion for entire project includes: - expansion on 28-acre site - improved logistics capability - additional rail + water access (more feedstock sourcing flexibility) Existing 275 mln gal facility - renewable Naphtha plant (60 million gallons)

With an attractive historical margin structure 26 DIAMOND GREEN DIESEL – EBITDA per GALLON (Entity Basis) • Capture greater % of LCFS market • Adding 60 million gallon Naphtha plant in 2022 • Lowering CI scores • Renewable Naphtha to Low CI Markets • Reduced per gallon operating expenses SOURCE: Company Financials

So how do we see the future? 27 Looking back helps us look to the future… Darling Core Historical Proforma Adjusted EBITDA DGD Historical Adjusted EBITDA Darling’s Share $600.0 300 $200.0 300 $512.6 $180.0 $172.5 $500.0 275 250 275 250 Gallonssold (millions) $445.0 $454.0 $429.4 $160.0 projected $420.8 projected Gallonssold (millions) $8.7 $140.0 2019 $400.0 2019 200 $78.7 200 161.0 $420.7 $123.4 156.6 160.4 $120.0 156.6 161.0 $300.0 126.1 150 157.4 $100.0 $87.2 160.4 157.4 150 $81.6 $88.5 $80.0 $93.8 $200.0 $420.7 100 126.1 100 $60.0 $93.8 $40.0 $100.0 50 50 $20.0 $- 0 $- 0 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Source: Company 10-K Consolidated Proforma Adjusted EBITDA ❑ Actual PF Adj. EBITDA $700.0 300 ❑ 50% of DGD $594.2 $601.9 (millions)Gallonssold $600.0 $577.4 275 ❑ No FX Normalized $532.3 250 $509.3 $87.4 projected ❑ 2017 BTC moved to 2017 $500.0 $512.6 2019 200 Actuals vs 2018 161.0 160.4 $400.0 156.6 ❑ 2018 additional EBITDA 126.1 157.4 150 shown for 2018 retroactive $300.0 BTC passed Dec. 2019 100 $200.0 Gallons of Renewable $100.0 50 Diesel sold (millions) $- 0 2014 2015 2016 2017 2018 2019

What do we see in our future? 28 Diamond II will transform and revalue DAR Estimated Consolidated Proforma ($millions) $1,400 $1,300 $1,200 $1,000 $794 $794 $747 $800 $600 $1,300.0 $600 Assumptions: $87.4 • 2019 – TTM EBITDA + DAR’s ½ of 275mm $400 $747.0 $794.0 $794.0 gallons @ $2.26 per gallon $512.6 $200 • 2020 thru 2022 – Five year avg. EBITDA for Core, 275 mm gallons per year for 2020 & $0 2021 @$2.50/gallon; 675mm gallons for 2022 @ $2.50 2018 2019 2020 2021 2022 • DGD will be debt-free Darling is well positioned to provide sustainable solutions for our growing world.

29 Did you know that Darling… Processes Returns Removes 10% CO2 10 bln equivalent of animal gallons of by-products 450,000 water to worldwide environment cars from road (from DGD production) Produces Provides Avoids 3.3 bln ~12,000 5.4 mln pounds of homes Metric tons of low CI with green CO2 emissions feedstock electricity (in No. America alone) for biofuel (Belgium & (2018) The Netherlands) Source: Company’s information, as soon to be reported in Corporate Social Responsibility

Darling Ingredients… 30 A company focused on innovation Sustainable natural ingredients For the Providing people Insect Collagen solutions to Proteins Peptides feed and fuel a growing For the planet population For the Digitization Renewable planet & Diesel Automation

• Each day, we invest in a greener future. Touching • A cleaner world. your life every day • Healthier people and animals. • A profitable future. Feeding and fueling a growing population

32 Historical Results

Consolidated Earnings 33 Q3 Q4 Total Q1 Q2 Q3 US$ (millions) except per share price Q3 2019 Overview 2018 2018 2018 2019 2019 2019 Revenue $ 812.6 $ 853.1 $ 3,387.7 $ 835.1 $ 827.3 $ 842.0 Gross Margin 164.7 185.4 741.3 184.1 182.6 189.1 • Combined adjusted EBITDA of $147.8 million Gross Margin % 20.3% 21.7% 21.9% 22.0% 22.1% 22.5% Loss (gain) on sale of assets 0.2 0.2 0.7 (4.3) (13.9) (2.7) • Diamond Green Diesel earned $1.35 per gallon SG&A 67.4 76.4 309.3 85.0 81.0 83.5 during Q3 2019, YTD $1.26 per gallon adjusted for Q1 Restructuring and impairment charges 0.0 0.0 (15.0) 0.0 0.0 0.0 hedge accounting Equity in net income/(loss) of Diamond Green Diesel * (2.6) 50.1 159.8 24.3 38.1 32.0 • Bought back 636,634 shares of Darling common stock Operating Income 15.6 73.7 255.0 48.6 74.1 59.9 per the Share Repurchase Program in Q3 totaling Combined adjusted EBITDA (1) 97.5 164.1 605.4 133.2 159.4 147.8 $11.7 million; subsequently additional 407,076 shares Interest Expense (20.1) (20.2) (86.4) (19.9) (20.8) (19.4) early in Q4 totaling $7.5 million Debt Extinguishment costs 0.0 0.0 (23.5) 0.0 (12.1) 0.0 Foreign Currency (loss)/gain (2.1) 0.7 (6.4) (0.7) (0.4) 0.5 • Debt paydown of $33.6 million during Q3 2019 Gain/(loss) on Disposal of Subsidiaries 3.0 0.0 (12.5) 0.0 0.0 0.0 Other Expense (2) (2.7) (3.6) (7.7) (2.6) (2.0) (2.6) • Strong global volumes up even with African Swine Fever (ASF) in Asia Equity in net income/(loss) of unconsolidated subsidiaries (0.2) (0.5) (0.6) (0.5) 0.1 (0.7) Income Tax (expense)/benefit 1.4 (8.0) (12.0) (5.3) (7.8) (10.9) • Continued trade/tariff disruptions affecting finished product pricing of animal based ingredients Net income attributable to noncontrolling interests (0.9) (1.4) (4.4) (1.6) (4.8) (1.1) Net income/(loss) attributable to Darling $ (6.0) $ 40.6 $ 101.5 $ 18.0 $ 26.3 $ 25.7 Earnings per share (fully diluted) $ (0.04) $ 0.24 $ 0.60 $ 0.11 $ 0.16 $ 0.15 (1) Includes Darling's core business EBITDA and Darling's share of DGD EBITDA (2) Rounding captured in Other Expense Prior to third quarter 2019, the equity in DGD was presented below the operating income line in the Company’s published results. Commencing * with the third quarter 2019, the Company will be including the equity in DGD in operating income as shown in this slide. For comparison purposes, the presentation in these slides shows the equity in DGD in a consistent manner across all periods presented. As a result, operating income as shown in these slides for periods prior to third quarter 2019 will differ from the amounts of operating income shown in prior reports.

Third Quarter 2019 Financial Summary 34 Q3 2019 Overview $ in millions Gross Profit and Margin % • Net sales - $842.0 million • Net income - $25.7 million • EPS at $0.15 per diluted share • Combined adjusted EBITDA* - $147.8 million • Potential additional Blenders Tax Credit (BTC) earnings if passed by Congress representing Darling’s DGD share assuming $1.00/gallon retroactive: 2018 - $78.7 million 2019 YTD - $99.9 million *Combined adjusted EBITDA includes Darling’s core business EBITDA and Darling’s share of DGD EBITDA Strong Free Cash Flow Generation $ in millions Quarterly Combined Adjusted EBITDA $ in millions 180 $ 164.2 $ 159.4 $140 160 $147.8 40.0 140 $ 133.2 $37.8 $120 17.7 55.3 43.9 $ $ 39.5 $100 120 $ 97.5 29.8 $1.26/gal. $80 100 0.5 80 $60 $108.9 $103.4 $115.5 $108.2 $40.7 60 $97.0 $84.3 $84.3 $40 $108.2 $83.6 $83.6 115.5 108.9 108.2 97.0 $22.4 103.4 $19.1 40 $74.6 $74.6 $68.8 $20 $77.2 $49.6 20 $0 0 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 3Q18 4Q18 1Q19 2Q19 3Q19 Adjusted EBITDA Capex Free Cash Flow (Adjusted EBITDA plus DGD cash dividend after Capex) Adjusted EBITDA is a Non-U.S. GAAP Measure (See slide 17) Diamond Green Diesel EBITDA at $1.26 per gallon average YTD when adjusted for Q1 hedge accounting DGD cash dividend Darling’s share of Diamond Green Diesel’s EBITDA excluding any BTC assumptions

35 US$ and metric tons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 (millions) 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 2019 2019 2019 Revenue $552.6 $549.1 $575.5 $562.3 $2,239.5 $485.8 (1) $498.8 (1) $482.7 (1) $485.3 (1) $1,952.6 $495.8 $487.4 $497.0 Gross Margin 119.8 126.7 125.9 122.1 494.5 116.3 128.8 99.0 110.4 454.6 109.0 110.5 117.2 Gross Margin % 21.7% 23.1% 21.9% 21.7% 22.1% 23.9% 25.8% 20.5% 22.7% 23.2% 22.0% 22.7% 23.6% Loss/(gain) on sale of assets (0.2) (0.2) (0.1) 0.1 (0.4) (0.4) 0.8 0.1 0.2 0.7 (4.4) (0.5) (2.4) SG&A 44.8 42.9 44.8 45.8 178.3 48.3 43.9 39.7 44.8 176.7 48.8 46.5 47.3 SG&A Margin % 8.1% 7.8% 7.8% 8.1% 8.0% 9.9% 8.8% 8.2% 9.2% 9.0% 9.8% 9.5% 9.5% Operating Income 31.5 39.7 34.2 26.9 132.3 21.7 37.3 11.9 11.9 82.8 15.2 15.8 22.1 Adj. EBITDA (2) $75.2 $84.0 $81.1 $76.1 $316.5 $68.5 $84.1 $59.2 $65.3 $277.1 $64.5 $64.5 $72.3 Adj. EBITDA Margin % 13.6% 15.3% 14.1% 13.5% 14.1% 14.1% 16.9% 12.3% 13.5% 14.2% 13.0% 13.2% 14.5% Raw Material Processed 2.05 2.02 2.04 2.13 8.24 2.12 2.13 2.17 2.18 8.60 2.18 2.16 2.19 (millions of metric tons) (1) Reflects freight revenue reclass and deconsolidation of BestHides (2) Does not include Unconsolidated Subsidiaries EBITDA

Feed Ingredients Segment – Net Sales 36 Change in Net Sales – Year over Year Three Months Ended September 29, 2018 over September 28, 2019 Rendering Sales Change in Net Sales - 3Q18 to 3Q19 Used Total Cooking Three Months Ended Fats Proteins Other (1) Rendering Oil Bakery Other (2) Total Net Sales Three Months Ended September 29, 2018 $ 142.4 $ 216.3 $ 27.5 $ 386.2 $ 38.9 $ 44.7 $ 12.9 $ 482.7 Changes: Increase/(Decrease) in sales volumes 2.8 3.0 - 5.8 5.2 0.6 - 11.6 Increase/(Decrease) in finished product prices 5.9 (19.6) - (13.7) 1.8 6.3 - (5.6) Increase/(Decrease) due to currency exchange rates (1.1) (2.8) (0.1) (4.0) - - - (4.0) Other change - - 13.0 13.0 - - (0.7) 12.3 Total Change: 7.6 (19.4) 12.9 1.1 7.0 6.9 (0.7) 14.3 Net Sales Three Months Ended September 28, 2019 $ 150.0 $ 196.9 $ 40.4 $ 387.3 $ 45.9 $ 51.6 $ 12.2 $ 497.0 Change in Net Sales – Year over Year Nine Months Ended September 29, 2018 over September 28, 2019 Rendering Sales Change in Net Sales - 3Q18 to 3Q19 Total Used Nine Months Ended Fats Proteins Other (1) Rendering Cooking Oil Bakery Other (2) Total Net Sales Nine Months Ended September 29, 2018 $ 423.1 $ 641.2 $ 87.8 $ 1,152.1 $ 123.6 $ 135.9 $ 55.8 $ 1,467.4 Changes: Increase/(Decrease) in sales volumes 14.7 31.5 - 46.2 14.0 (1.4) - 58.8 Increase/(Decrease) in finished product prices 5.7 (55.3) - (49.6) (0.9) 7.1 - (43.4) Increase/(Decrease) due to currency exchange rates (5.1) (14.3) (0.5) (19.9) (0.2) - (0.1) (20.2) Other change - - 35.3 35.3 - - (17.7) 17.6 Total Change: 15.3 (38.1) 34.8 12.0 12.9 5.7 (17.8) 12.8 Net Sales Nine Months Ended September 28, 2019 $ 438.4 $ 603.1 $ 122.6 $ 1,164.1 $ 136.5 $ 141.6 $ 38.0 $ 1,480.2 (1) Rendering Net Sales- Other category includes hides, pet food, and service charges (2) Other Net Sales category includes trap services and industrial residual services through May 21, 2018 (Sale of TRS)

Jacobsen, Wall Street Journal and Thomson Reuters 37 Historical Pricing 2019 Finished Product Pricing 2019 Average Jacobsen Prices (USD) Feed Segment Ingredients January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. QTR. Over QTR. Year Over Year Bleachable Fancy Tallow - Chicago Renderer / cwt $27.00 $27.00 $27.00 $27.00 $28.55 $29.00 $30.00 $29.20 $30.99 $31.70 $28.50 $30.50 $26.61 Comparison Q2-2019 Q3-2019 % Q3-2018 Q3-2019 % Yellow Grease - Illinois / cwt $20.89 $20.84 $20.48 $20.72 $21.22 $22.42 $23.51 $22.40 $24.86 $24.95 $23.49 $24.53 $21.33 Average Jacobsen Prices (USD) Avg. Avg. Change Avg. Avg. Change Meat and Bone Meal - Ruminant - Illinois / ton $250.00 $250.00 $250.00 $250.00 $249.52 $226.82 $205.00 $227.10 $206.36 $215.11 $230.00 $216.29 $230.00 Poultry By-Product Meal - Feed Grade - Mid South/ton $267.86 $270.00 $270.00 $269.26 $245.95 $235.00 $235.00 $238.16 $235.00 $235.00 $235.00 $234.60 $235.00 Bleachable Fancy Tallow - Chicago Renderer / cwt $29.20 $30.50 4.5% $27.70 $30.50 10.1% Poultry By-Product Meal - Pet Food - Mid South/ton $657.14 $712.24 $686.79 $684.51 $637.50 $585.80 $532.50 $584.53 $456.25 $402.84 $387.50 $411.77 $412.50 Yellow Grease - Illinois / cwt $22.40 $24.53 9.5% $22.19 $24.53 10.5% Feathermeal - Mid South / ton $457.02 $458.29 $429.17 $447.83 $364.17 $335.80 $344.50 $346.41 $339.55 $337.50 $326.50 $333.43 $291.52 Meat and Bone Meal - Ruminant - Illinois / ton $227.10 $216.29 -4.8% $264.77 $216.29 -18.3% 2019 Cash Corn Pricing 2019 Average Wall Street Journal Prices (USD) Poultry By-Product Meal - Feed Grade - Mid South / ton $238.16 $234.60 -1.5% $268.13 $234.60 -12.5% Competing Ingredient for Bakery Feeds and Fats January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Poultry By-Product Meal - Pet Food - Mid South / ton $584.53 $411.77 -29.6% $556.48 $411.77 -26.0% Corn - Track Central IL #2 Yellow / bushel $3.54 $3.51 $3.41 $3.49 $3.37 $3.53 $4.18 $3.69 $4.36 $3.82 $3.54 $3.91 $3.79 Feathermeal - Mid South / ton $346.41 $333.43 -3.7% $453.58 $333.43 -26.5% Average Wall Street Journal Prices (USD) 2019 European Benchmark Pricing 2019 Average Thomson Reuters Prices (USD) Corn - Track Central IL #2 Yellow / bushel $3.69 $3.91 6.0% $3.20 $3.91 22.2% Palm Oil - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Average Thomson Reuters Prices (USD) Palm oil - CIF Rotterdam / metric ton $555 $562 $532 $550 $535 $507 $503 $515 $497 $544 $559 $533 $570 Palm oil - CIF Rotterdam / metric ton $515 $533 3.5% $566 $533 -5.8% Soy meal - CIF Rotterdam / metric ton $361 $353 $345 $353 $341 $337 $363 $347 $348 $337 $333 $339 $341 Soy meal - CIF Rotterdam / metric ton $347 $339 -1.5% $391 $339 -13.3% 2018 Finished Product Pricing 2018 Average Jacobsen Prices (USD) Feed Segment Ingredients January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Bleachable Fancy Tallow - Chicago Renderer / cwt $26.60 $25.57 $26.20 $26.14 $25.31 $24.80 $27.11 $25.72 $28.64 $28.39 $25.82 $27.70 $24.33 $26.29 $27.00 $25.80 $26.34 Yellow Grease - Illinois / cwt $20.25 $19.58 $19.00 $19.61 $19.00 $20.94 $22.05 $20.69 $22.38 $22.52 $21.53 $22.19 $19.52 $19.78 $20.43 $19.91 $20.60 Meat and Bone Meal - Ruminant - Illinois / ton $222.50 $235.26 $292.62 $250.61 $312.02 $297.16 $291.67 $301.43 $280.00 $263.26 $250.00 $264.77 $250.00 $250.00 $250.00 $250.18 $266.75 Poultry By-Product Meal - Feed Grade - Mid South/ton $235.00 $240.92 $273.69 $250.16 $295.00 $286.02 $273.10 $285.56 $262.86 $271.74 $269.61 $268.13 $267.61 $270.00 $263.68 $267.19 $267.76 Poultry By-Product Meal - Pet Food - Mid South/ton $700.24 $793.42 $851.31 $781.27 $860.95 $747.73 $597.62 $734.53 $557.14 $557.61 $557.89 $556.48 $504.89 $519.38 $551.32 $540.68 $649.17 Feathermeal - Mid South / ton $362.86 $389.87 $473.21 $409.26 $536.19 $542.95 $532.86 $540.50 $520.00 $453.59 $380.53 $453.58 $384.67 $409.00 $426.71 $405.90 $452.31 2018 Cash Corn Pricing 2018 Average Wall Street Journal Prices (USD) Competing Ingredient for Bakery Feeds and Fats January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Corn - Track Central IL #2 Yellow / bushel $3.28 $3.42 $3.53 $3.41 $3.54 $3.74 $3.39 $3.56 $3.23 $3.25 $3.11 $3.20 $3.28 $3.34 $3.48 $3.37 $3.39 2018 European Benchmark Pricing 2018 Average Thomson Reuters Prices (USD) Palm Oil - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Palm oil - CIF Rotterdam / metric ton $676 $668 $681 $675 $664 $656 $632 $651 $589 $560 $549 $566 $530 $475 $487 $497 $597.00 Soy meal - CIF Rotterdam / metric ton $375 $417 $445 $412 $460 $461 $423 $448 $407 $390 $377 $391 $379 $367 $359 $368 $405.00

Food Segment - Historical 38 US$ and metric tons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 (millions) 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 2019 2019 2019 Revenue (1) $266.2 $278.4 $298.9 $313.5 $1,157.0 $305.5 (2) $276.7 (2) $265.2 (2) $291.7 (2) $1,139.1 $279.2 (2) $274.8 (2) $276.5 (2) Gross Margin 56.8 56.0 60.3 63.7 236.8 56.1 51.8 54.5 58.6 221.0 65.1 60.4 61.8 Gross Margin % 21.3% 20.1% 20.2% 20.3% 20.5% 18.4% 18.7% 20.6% 20.1% 19.4% 23.3% 22.0% 22.4% Loss/(gain) on sale of assets 0.0 0.0 0.1 0.1 0.2 (0.2) (0.1) 0.0 0.0 (0.3) 0.1 (13.4) (0.2) SG&A 25.0 26.7 25.5 27.4 104.6 23.9 22.2 21.8 23.6 91.5 21.9 23.4 22.8 SG&A Margin % 9.4% 9.6% 8.5% 8.7% 9.0% 7.8% 8.0% 8.2% 8.1% 8.0% 7.8% 8.5% 8.2% Operating Income 14.3 11.1 15.1 16.4 56.9 11.8 9.3 (3) 13.0 (3) 14.6 (3) 48.7 23.6 30.5 19.5 Adj. EBITDA $31.9 $29.3 $34.6 $36.1 $131.9 $32.4 $29.7 (3) $32.7 (3) $34.9 (3) $129.7 $43.2 $50.3 $39.3 Adj. EBITDA Margin % 12.0% 10.5% 11.6% 11.5% 11.4% 10.6% 10.7% 12.3% 12.0% 11.4% 15.5% 18.3% 14.2% Raw Material Processed 0.27 0.28 0.29 0.28 1.12 0.28 0.28 0.29 0.26 1.11 0.28 0.27 0.26 (millions of metric tons) (1) Revenue adjusted for Brazil VAT reclass 2017 (2) Reflects freight revenue reclass in 2018 and 2019 (3) Adjusted for restructuring and impairment charges of $15.0 million for closure of Argentina collagen plant

Fuel Segment - Historical 39 US$ and metric tons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 (millions) 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 2019 2019 2019 Revenue $59.7 $67.4 $61.9 $76.8 $265.8 $84.1 $71.1 $64.6 $76.2 $296.0 $60.1 $65.0 $68.6 Gross Margin 13.7 12.7 7.4 21.5 55.3 24.3 13.7 11.2 16.6 65.8 10.0 11.7 10.1 Gross Margin % 22.9% 18.8% 12.0% 28.0% 20.8% 28.9% 19.3% 17.3% 21.8% 22.2% 16.7% 18.0% 14.7% Loss/(gain) on sale of assets 0.0 0.0 (0.2) 0.1 (0.1) 0.1 0.0 0.1 0.1 0.3 0.0 0.0 0.0 SG&A 3.3 2.9 (0.5) 4.7 10.4 (1.4) 0.2 (2.8) (0.8) -4.8 (0.8) 0.4 0.9 Depreciation and amortization 6.8 7.7 7.9 8.6 31.0 8.5 8.5 9.4 8.6 35.0 7.8 8.4 7.9 Equity in net income/(loss) 0.6 8.1 7.2 12.3 28.2 97.2 15.1 (2.6) 50.1 159.8 24.3 38.1 32.0 of Diamond Green Diesel (DGD) Operating Income 4.2 10.2 7.4 20.4 42.2 114.4 20.1 1.9 58.7 195.1 27.3 41.1 33.3 Adj. EBITDA (1) 10.4 9.9 8.1 16.6 45.0 25.6 13.6 13.9 17.2 70.3 10.8 11.3 9.2 Pro forma Adjusted EBITDA (2) 13.2 13.1 11.2 20.1 57.6 14.9 16.2 16.2 19.1 66.4 12.1 13.4 11.1 DGD EBITDA (Darling's share) 5.0 12.4 10.6 15.2 43.2 100.1 18.2 0.5 55.2 174.0 29.8 43.9 39.5 Combined Adj. EBITDA (3) $15.4 $22.3 $18.7 $31.8 $88.2 $125.7 $31.8 $14.4 $72.4 $244.3 $40.6 $55.2 $48.7 Raw Material Processed * 0.30 0.29 0.28 0.32 1.19 0.30 0.27 0.29 0.32 1.18 0.31 0.31 0.31 (millions of metric tons) *Excludes raw material processed at the DGD joint venture. Diamond Green Diesel (50% Joint Venture) US$ and gallons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 (millions) 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 2019 2019 2019 EBITDA (Entity) $10.0 $24.8 $21.2 $30.4 $86.4 $39.7 $36.3 $1.0 $110.6 $187.6 $59.7 $87.8 $79.1 EBITDA (Darling's share) 5.0 12.4 10.6 15.2 43.2 100.1 18.2 0.5 55.2 174.0 29.8 43.9 39.5 Pro forma Adjusted EBITDA (2) (Darling's share) 21.4 32.7 32.1 37.3 123.5 36.6 35.6 12.0 88.3 172.5 63.7 78.9 68.9 Total Gallons Produced 32.6 43.7 41.7 43.3 161.3 37.1 33.2 17.2 72.8 160.3 67.6 73.2 55.9 Total Gallons Sold/Shipped 32.7 40.5 43.0 44.3 160.4 33.4 34.8 23.1 66.1 157.4 71.1 70.0 58.7 (1) Q1 2018 Adj. EBITDA contains $12.6 M retroactive 2017 blenders tax credit approved in February 2018 (2) Pro forma Adjusted EBITDA assumes $1.00/gal. blenders tax credit was received during quarters earned in 2017, 2018 and 2019 (3) Includes Darling’s Fuel segment EBITDA and Darling’s share of DGD EBITDA.

40 A successful partnership of Ag and Oil…… Diamond Green Diesel (50% Joint Venture)

But…. renewable fuel is not solely supported by 41 government mandated programs… RD originally received support from programs intended …and then through agreements & programs, to help agriculture and ensure energy security… focused on combatting climate change… Renewable Fuel Standard Volumes by Year Number of Countries with (Billions of Gallons) Renewable Energy Transport • RFS 2 (USA) Regulations 30.0 80 • Paris 20.0 Climate Accord 60 66 countries 10.0 • LCFS 40 0.0 • RED II 20 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Conventional Advanced 2004 …and while consumer awareness and access to availability are currently lacking, the future use of renewable diesel will also be underpinned by a number of growing consumer trends. % Americans Believe Climate Change % Consumers Would Buy a Product Ways Americans Believe Companies is a Problem with a Social or Environmental Should Address Climate Change Benefit if Given the Opportunity Reduce Energy Use or Emmissions 64% 62% 87% Create New Products Better for the 57% Environment Sources: EPA, REN21 Policy Database, 2018 Cone/Porter Novelli Climate Change Snapshot

Renewable Fuel Mandates helped drive initial demand 42 State (USA) Global Low Carbon Fuel Standard - LCFS • 66 countries have adopted mandates or target goals to reduce emissions • Low Carbon Fuel Standard mandate was enacted in • British Columbia, European Union and United Kingdom have 2007 by the California Air Resources Board (CARB) adopted similar programs • CARB has adopted regulations to extend LCFS from 2020 to 2030 with a Carbon Intensity (CI) reduction goal • Sweden implemented a 19.3% GHG reduction mandate of 7.5% in 2020, increasing to 20% in 2030 for diesel fuel in 2018, with the target increasing to 21% by 2020 National (USA) Renewable Fuel Standard - RFS • RFS is a federal mandate aimed toward reducing the nation’s use of traditional petroleum based fuels by increasing the use of renewable fuels • The 2019 renewable fuel volume requirement is 19.9 billion gallons Source: https://www.epa.gov/renewable-fuel-standard-program/final-renewable-fuel-standards-2019-and-biomass-based-diesel-volume

Adjusted EBITDA 43 Adjusted EBITDA and Pro Forma Adjusted EBITDA Three Months Ended - Year over Year Nine Months Ended - Year over Year (US$ in thousands) September 28 September 29 September 28 September 29 2019 2018 2019 2018 Net income/(loss) attributable to Darling $ 25,721 $ (6,037) $ 69,991 $ 60,848 Depreciation and amortization 80,407 78,842 239,057 235,915 Interest expense 19,359 20,080 60,088 66,220 Income tax expense/(benefit) 10,850 (1,403) 23,900 3,992 Restructuring and impairment charges - - 654 14,965 Foreign currency (gain)/loss (466) 2,106 7,158 7,082 Other expense/(income), net 2,614 2,786 12,126 4,103 Debt extinguishment costs - - - 23,509 (Gain)/Loss on disposal of subsidiaries - (3,038) - 12,500 Equity in net (income)/loss of Diamond Green Diesel (32,020) 2,630 (94,390) (109,655) Equity in net (income)/loss of unconsolidated subsidiaries 665 162 1,087 57 Net income attributable to noncontrolling interests 1,116 900 7,530 2,952 Adjusted EBITDA $ 108,246 $ 97,028 $ 327,201 $ 322,488 Foreign currency exchange impact 3,088 (1) - 14,749 (2) Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP) $ 111,334 $ 97,028 $ 341,950 $ 322,488 DGD Joint Venture Adjusted EBITDA (Darling's Share) $ 39,548 $ 509 $ 113,270 $ 118,745 Darling plus Darling's share of DGD Joint Venture Adjusted EBITDA $ 147,794 $ 97,537 $ 440,471 $ 441,233 (1) The average rates assumption used in this calculation was the actual fiscal average rate for the three months ended September 28, 2019 of €1.00:USD$1.11 and CAD$1.00:USD$0.76 as compared to the average rate for the three months ended September 29, 2018 of €1.00:USD $1.16 and CAD$1.00:USD$0.96, respectively. (2) The average rates assumption used in this calculation was the actual fiscal average rate for the nine months ended September 29, 2019of €1.00:USD$1.12 and CAD$1.00:USD$0.75 as compared to the average rate for the nine months ended September 29, 2018 of €1.00:USD $1.20 and CAD$1.00:USD$0.78, respectively. Note: See slide 16 for information regarding Darling’s use of Non-GAAP measures.

44 Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity, and is not intended to be a presentation in accordance with GAAP. Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance. As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes that were outstanding at September 28, 2019. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes, as those definitions permit further adjustments to reflect certain other non-recurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange impact on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization.